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                                                                   EXHIBIT 10.12

                     DISTRIBUTION & CO-MARKETING AGREEMENT
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     THIS DISTRIBUTION & CO-MARKETING AGREEMENT (the "Agreement") is entered into as of _________________ (the "Effective Date"), between bamboo.com, Inc., a Delaware corporation with an office located at 124 University Avenue #202, Palo Alto, CA 94301 ("bamboo.com"), and ______________, a ____________ corporation with an office located at ____________________________ ("Company").

     Bamboo.com uses the Bamboo.com Technology and provides the Production Services. Company operates the Company Site. Bamboo.com desires to provide virtual tour technology and Production Services for the Company Site. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:


1.   DEFINITIONS
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          1.1  "Basic Package" means up to four scenes captured in a designated
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Property and converted into a corresponding number of Bamboo.com Images to which the Company Site links.

          1.2  "Company Site" means the collection of HTML documents residing on
                ------------
servers operated by or for Company or its affiliate, including without limitation Company's intranet and extranet, and accessible on or after the Effective Date by Sales Agents or the public via the Internet at the following
URL:  http://www._________.com.

          1.3  "Confidential Information" means any trade secrets, confidential
                ------------------------
data or other confidential information oral or written relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the Term (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information, except to the extent that bamboo.com discloses such information in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm or consultant.

     1.4  "Bamboo.com Image" means an electronic image of a Property produced
           ----------------
by or on behalf of bamboo.com.

     1.5  "Bamboo.com Technology" means software and hardware, including the
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Bamboo.com for Java Software, used to capture, process and view Bamboo.com
Images.

     1.6  "Bamboo.com Tour" means the combined Production Services supplied by
           ---------------
bamboo.com with respect to a single Property.

     1.7  "Listing ToolKits" means the co-branded printed marketing toolkits,
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including a CD ROM disk with a virtual tour demonstration, that bamboo.com supplies to Sales Agents.

     1.8  "Production Services" means the services provided by or on behalf of
           -------------------
bamboo.com in producing Bamboo.com Images.

     1.9  "Property" means any piece of residential or commercial real estate
           --------
within the Territory, including without limitation new homes, offered for sale or resale.

     1.10 "Sales Agent" means any sales agent, sales representative or broker of
           -----------
the Company.

     1.11 "Service Provider Network" means the network of individuals throughout
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the Territory with whom bamboo.com has entered into agreements to capture images at designated sites on bamboo.com's behalf.

     1.12 "Term" means the Initial Term of this Agreement and the Renewal
           ----
Terms, if any, as set forth in Section 5.

     1.13 "Territory" means the United States and its possessions.
           ---------

     1.14 "Virtual Tour Images" means 360, three-dimensional, virtual reality,
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virtual tour, virtual walkthrough or other similar images, or production services for such images.

2.   PROVISION OF PRODUCTION SERVICES; EXCLUSIVITY
     ---------------------------------------------

          2.1  Image Capturing, Processing and Linking.  Bamboo.com will have
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sole responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network and processing captured images to create Bamboo.com Images. Bamboo.com will host Bamboo.com Images on its servers and will provide to Company a URL link and identifying listing information for each Bamboo.com Image purchased by Company for the purpose of integrating the link into listings on the Company Site. Company will permit linking of the Company Site to Bamboo.com Images, and the parties will use best efforts to work together to expeditiously implement, and maintain throughout the Term, a system whereby Company will be capable of linking the Company Site to Bamboo.com Images.

          2.2  Exclusivity.  Bamboo.com will be the exclusive provider of
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Virtual Tours Images for the Company Site. Company will not directly or indirectly promote itself, or act, as a provider of Virtual Tour Images, nor will it promote, advertise or use the services of any third party acting in such capacity.

3.   MARKETING AND PROMOTION
     -----------------------

          3.1  Bamboo.com Obligations.  Bamboo.com will include Company in
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bamboo.com's marketing launch campaign.  As part of the launch, bamboo.com will:

               (a)  Promote the Company as a partner on the bamboo.com Web site;

               (b) Include Company in marketing material and press releases, as bamboo.com deems appropriate;

               (c) Offer a special promotional at office presentations made by bamboo.com representatives to Sales Agents during the period commencing on the Effective Date and continuing for sixty (60) days, including one free Listing ToolKit and three free web site postings or three free scenes when a Sales Agent purchases three Basic Packages;

               (d) Train Company's agents, as bamboo.com deems reasonable, regarding the benefits of using the Internet in real estate and methods of integrating virtual tours into the agent's marketing strategy.

     3.2  Company Obligations.  Company agrees to take the following steps to
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market, promote and facilitate orders of the Production Services:

               (a) Include electronic order forms (created by bamboo.com) permitting Sales Agents to submit orders for Production Services to bamboo.com via the Internet;

               (b) Ensure that an HTML button and the corresponding URL provided by bamboo.com will be located on an individual listing page within 24 hours from receiving the URL link from bamboo.com;

               (c)  Maintain a gallery of Virtual Tour Images;

               (d) As the Company deems appropriate, Company shall: (i) include a Bamboo.com Mark and a brief, suitable reference to the availability of the Production Services in the Company's print advertising in magazines, flyers, newsletters and general mailings distributed to clients and potential clients;
(ii) collaborate with bamboo.com to develop email and
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direct marketing material generated from time to time to highlight the availability and features of the Production Services; (iii) distribute marketing materials created by bamboo.com at seminars, presentations, training sessions and follow-up meetings sponsored by Company regarding Internet marketing and/or Listing Tools; and (iv) include bamboo.com at trade shows and conventions Company attends or hosts;

               (e) Agree to allow bamboo.com to promote the relationship established under this Agreement, including, but not limited to, inclusion in bamboo.com press releases; and

               (f) Facilitate presentations by bamboo.com representatives to Sales agents and office managers, including allowing access to the Company offices during the period commencing on the Effective Date and continuing for sixty (60) days and sponsoring follow-up meetings as bamboo.com and Company deem necessary.

4.   PROPRIETARY RIGHTS
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          4.1  Bamboo.com Technology.
               ---------------------

                    (a) All Bamboo.com Technology, including without limitation the Software and all Bamboo.com Images, whether or not produced for Sales Agents and whether or not posted to or linked to the Company Site, are, and at all times will remain, the exclusive property of bamboo.com, and no provision of this Agreement implies any transfer to Company of any ownership interest in any Bamboo.com Technology. Company will not reproduce, distribute, modify, edit, or prepare derivative works from the Bamboo.com Images without the prior written permission of bamboo.com.

                    (b) Bamboo.com hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to include on the Company Site links to Bamboo.com Images on bamboo.com's servers solely for the purposes contemplated in this Agreement.

          4.2  Trademarks.
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                    (a)  Bamboo.com owns and at all times will continue to own the trademarks, service marks and/or trade names BAMBOO.COM and the bamboo.com logo, as well as any name or mark bamboo.com may subsequently adopt as a trade name or to designate the Production Services (collectively, the "Bamboo.com Marks"), and Company will not take any actions inconsistent with bamboo.com's ownership rights. Company owns and at all times will continue to own the trademarks, service marks and/or trade names customarily used by Company during the Term (the "Company Marks"), and bamboo.com will not take any actions inconsistent with Company' ownership rights. Each party's use of the other party's marks will not create in the using party any right, title or interest therein or thereto, and all such use will inure to the exclusive benefit of other party.

                    (b) Subject to the restrictions set forth herein, bamboo.com hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Bamboo.com Marks, during the Term, with bamboo.com's prior written approval, which bamboo.com will not unreasonably withhold or delay, solely in connection with promotion and marketing of the Production Services as provided in Section 3. Subject to the restrictions set forth herein, Company hereby grants bamboo.com a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the Term, solely in connection with promotion and marketing of the Production Services. At the reasonable request of either party, the other party will provide assistance with the protection and maintenance of the marks of the requesting party. Each party may only use the marks of the other party as expressly permitted herein and agrees to use the marks of the other party in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks.

          4.3  Limitation on Grant of Rights.  Except as expressly provided
               -----------------------------
herein, neither party receives any other right or license to the technology or intellectual property of the other party.

5.   TERM AND TERMINATION
     --------------------

          5.1  Term.  Unless earlier terminated as set forth below, this
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Agreement will become effective upon the Effective Date and continue until
December 31, 1999 (the "Initial Term"). Thereafter, this Agreement will be automatically renewed for successive six (6) month periods (each such period a "Renewal Term") unless either party notifies the other in writing not less than thirty (30) days prior to the end of the then-current term of its intention to terminate this Agreement as of the end of such term. Upon termination or expiration, Company and bamboo.com will cease all use of marks of the other party.

          5.2  Termination for Breach.  This Agreement will terminate in the
               ----------------------
event a party breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breaching party has commenced cure during the sixty-day notice period and pursues cure of the breach in good faith.

          5.3  Survival of Certain Terms.  The provisions of Sections 4.1(a),
               -------------------------
4.2(a), 4.3, 5.1, 5.3, 6, 7, 8, and 9 will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

6.   CONFIDENTIALITY
     ---------------

     Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own Confidential Information of like importance, and in no event less than reasonable care.

7.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Each party represents and warrants to the other that (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder; (iii) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution, delivery and performance of this Agreement will not result in a breach of any material agreement or understanding to which it is a party or by which it or any of its material properties may be bound. THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE ONLY WARRANTIES PROVIDED HEREIN AND ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

8.   LIMITATION OF LIABILITY
     -----------------------

          EXCEPT WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN SECTION 2.3 OR 6, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

9.   GENERAL PROVISIONS
     ------------------

          9.1  Notices.  Any notice required or permitted by this Agreement
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will be deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth at the top of this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities.

          9.2  Miscellaneous.  Nonperformance of either party will be excused
               -------------
to the extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other

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reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party. The relationship of bamboo.com and Company established by this Agreement is that of independent contractors. This Agreement will be governed by and construed under the laws of the State of California without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



BAMBOO.COM, INC.                             [Company Name]


By:______________________________            By:______________________________

Name:____________________________            Name:____________________________

Title:___________________________            Title:___________________________

Date:____________________________            Date:____________________________

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